EXHIBIT 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of the 6th day of January, 2012 (this “First Amendment”), is entered into among The Brink’s Company, a Virginia corporation (the “Parent Borrower”), the Subsidiary Borrowers party hereto, the lenders party hereto designated as “Continuing Lenders” on its signature page (the “Continuing Lenders”), the lenders party hereto designated as “Exiting Lenders” on its signature page (the “Exiting Lenders”), the lenders party hereto designated as “New Lenders” on its signature page (the “New Lenders” and collectively with the Continuing Lenders, the “Lenders”), and Wells Fargo Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS

A.           The Parent Borrower, the Subsidiary Borrowers party thereto, the lenders party thereto and the Administrative Agent are parties to that certain Credit Agreement dated as of July 16, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement as they may be amended pursuant to this First Amendment.

B.           The Borrowers, the Administrative Agent and the Lenders have agreed to make certain amendments to the Credit Agreement on the terms and conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1           Amendments to Section 1.01 Consisting of New Definitions.  The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

““FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof.”

“‘First Amendment’ shall mean the First Amendment to Credit Agreement, dated as of January 6, 2012, among the Parent Borrower, the Lenders party thereto, and the Administrative Agent.”

“‘First Amendment Effective Date’ has the meaning given to such term in Article III to the First Amendment.”

“‘First Amendment Fee Letters” means the letter agreement (a) from Wells Fargo and Wells Fargo Securities, LLC to the Parent Borrower and (b) from Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated to the Parent Borrower, in each case dated as of November 29, 2011 and relating to certain fees payable by the Parent Borrower in respect of the transactions contemplated by this Agreement and the other Loan Documents, as amended, modified, restated or supplemented from time to time.”

1.2           Amendments to Section 1.01 Consisting of Modifications to Existing Definitions.  The following definitions in Section 1.01 of the Credit Agreement are hereby amended in their entirety as follows:

““Aggregate Revolving A Commitment” means the aggregate Revolving A Commitment of all Revolving A Lenders to make Revolving A Credit Loans and participate in Revolving A Letters of Credit and Swingline Loans, as such amount may be reduced or increased at any time or from time to time pursuant to the terms hereof.  The Aggregate Revolving A Commitment on the First Amendment Effective Date shall be $250,000,000.”

““Aggregate Revolving B Commitment” means the aggregate Revolving B Commitment of all Revolving B Lenders to make Revolving B Credit Loans and participate in Revolving B Letters of Credit, as such amount may be reduced or increased at any time or from time to time pursuant to the terms hereof.  The Aggregate Revolving B Commitment on the First Amendment Effective Date shall be $230,000,000.”

““Applicable LT Rating” means (i) as to Moody’s, its rating of the Parent Borrower’s senior, unsecured, long-term bank credit facility and (ii) as to S&P, its corporate credit rating of the Parent Borrower’s senior, unsecured, long-term, non-credit-enhanced debt for borrowed money.”

““Arrangers” means Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, in their capacity as joint lead arrangers and joint bookrunners under this Agreement.”

““Lender” means each Person executing the First Amendment as a Lender as set forth on the signature pages thereto and each Person that hereafter becomes a party to this Agreement as a Lender pursuant to Sections 2.9, 2.10, 4.7.6 or 13.8.2, other than any Lender party hereto that ceases to be a Lender party hereto pursuant to any Assignment and Assumption; provided, that unless the context otherwise requires, each reference herein to the Lenders shall be deemed to include any Conduit Lender, each Issuing Lender and the Swingline Lender, in each case in such capacity.”

““Loan Documents” means, collectively, this Agreement, the First Amendment, the Notes, the L/C Applications, any Guarantor Joinder Agreement, any Foreign Subsidiary Borrower Joinder Agreement, the Fee Letter, the First Amendment Fee Letters and each other document, instrument and agreement executed and delivered by any Credit Party for the benefit of the Administrative Agent or any Lender in connection with this Agreement.

““Revolving A Commitment” means as to any Lender, the obligation of such Lender to make Revolving A Credit Loans for the account of the Revolving A Borrowers and participate in Revolving A Letters of Credit and Swingline Loans made under the Revolving A Credit Facility in an aggregate principal and/or stated amount at any time outstanding not to exceed the amount set forth under “Revolving A Commitment” opposite such Lender’s name on Schedule 1.2 to the First Amendment as such amount may be increased, reduced or modified at any time or from time to time pursuant to the terms hereof.”

““Revolving B Commitment” means as to any Lender, the obligation of such Lender to make Revolving B Credit Loans for the account of the Revolving B Borrowers and participate in Revolving B Letters of Credit in an aggregate principal and/or stated amount at any time outstanding not to exceed the amount set forth under “Revolving B Commitment” opposite such Lender’s name on Schedule 1.2 to the First Amendment as such amount may be increased, reduced or modified at any time or from time to time pursuant to the terms hereof.”

““Specified Maturity Date” means January 6, 2017.”

1.3           Amendments to Pricing Grid.  Section 1.01 of the Credit Agreement is hereby further amended by deleting the chart contained in the definition of “Applicable Percentage” and substituting the following therefor:

Pricing Level	Applicable LT Rating	LIBOR Rate Loan	Alternate Base Rate Loans	Facility Fee
I	A/A2 or above	0.90%	0.00%	0.10%
II	A-/A3	1.00%	0.00%	0.125%
III	BBB+/Baal	1.10%	0.10%	0.15%
IV	BBB/Baa2	1.20%	0.20%	0.175%
V	BBB-/Baa3	1.40%	0.40%	0.225%
VI	BB+/Ba1 or below	1.575%	0.575%	0.30%

1.4           Amendment to Section 1.4 (Accounting Terms).  Section 1.4 is hereby amended in its entirety as follows:

“1.4         Accounting Terms.  Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis (except for changes concurred by Parent Borrower’s independent public accountants and disclosed in writing to the Administrative Agent).  All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent (except for changes concurred by Parent Borrower’s independent public accountants and disclosed in writing to the Administrative Agent) with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1 (or, prior to the delivery of the first financial statements pursuant to Section 7.1, consistent (except for changes concurred by Parent Borrower’s independent public accountants and disclosed in writing to the Administrative Agent) with the annual audited financial statements referenced in Section 6.1.7); provided, however, if (a) the Parent Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP, the rules promulgated with respect thereto or to any change in the application of GAAP concurred by Parent Borrower’s independent public accountants or (b) the Administrative Agent or the Required Lenders shall so object in writing within 60 days after delivery of such financial statements or object to any change in the application of GAAP concurred by Parent Borrower’s independent public accountants, then (i) such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Parent Borrower to the Administrative Agent or the Lenders as to which no such objection shall have been made and (ii) the Administrative Agent and the Parent Borrower shall negotiate in good faith to amend such ratio or requirement as to which objections shall have been made (subject to the approval of the Required Lenders) to preserve the original intent thereof in light of such change in GAAP.  Notwithstanding the foregoing, for purposes of determining compliance with any covenant contained herein (including, without limitation, any financial covenant), any election by the Parent Borrower or any Subsidiary to measure an item of Indebtedness using fair value (as permitted by FASB ASC 825 or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.”

1.5           Amendments to Section 2.1.1 (Description of Facilities).  Section 2.1.1 is hereby amended by deleting the references to “four-year” in subsections (a) and (b) thereof and substituting therefor “five –year”.

1.6           Amendments to Section 2.1.3 (Lender Agreement).  Section 2.1.3 is hereby amended by deleting the references “Closing Date” therein and substituting therefor the references “First Amendment Effective Date.”

1.7           Amendments to Section 2.5 (Competitive Bid Loans and Procedures).  Section 2.5 is hereby amended by adding a new Section 2.5.3 thereto as follows:

“2.5.3   No Further Competitive Bid Loans.  Notwithstanding anything to the contrary herein, after the First Amendment Effective Date, no Borrower shall request, and no Lender shall make, any Competitive Bid Loans.”

1.8           Amendments to Section 2.9 (Commitment Increase).  Section 2.9 is hereby amended by adding a new Section 2.9.5 thereto as follows:

“2.9.5    Notwithstanding anything to the contrary herein, prior to the effectiveness of any increase in the Commitments pursuant to this Section 2.9, the Administrative Agent shall have received a certificate of the secretary or assistant secretary of the Parent Borrower (or such other Person as is reasonably acceptable to the Administrative Agent) certifying that attached thereto is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors or comparable governing body of each Credit Party authorizing or consenting to such increased Commitments, in each case to the extent such resolutions have not previously been delivered to the Administrative Agent.”

1.9           Amendments to Section 4.7.3 (Increased Costs).  The first paragraph of Section 4.7.3 of the Credit Agreement is hereby amended in its entirety as follows:

“4.7.3   Increased Costs.  If, after the First Amendment Effective Date, the introduction of, or any change in, any Applicable Law, or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) issued after the First Amendment Effective Date of such Governmental Authority, provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be issued after the First Amendment Effective Date, regardless of the date enacted, adopted or issued:”

1.10        Amendments to Section 4.9 (Capital Requirements).  Section 4.9 of the Credit Agreement is hereby amended in its entirety as follows:

“4.9     Capital Requirements.  If either (a) the introduction of, or any change or proposed change in, or in the interpretation of, any Applicable Law, or (b)

compliance with any guideline or request issued after the First Amendment Effective Date hereof from any central bank or comparable agency or other Governmental Authority (whether or not having the force of law) (provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be issued after the First Amendment Effective Date), regardless of the date enacted, adopted or issued, has or would have the effect of reducing the rate of return on the capital of (other than by reason of the imposition of Taxes covered by Section 4.10), or has affected or would affect the amount of capital required to be maintained by, any Lender or any corporation controlling such Lender as a consequence of, or with reference to any Lender’s Commitment and other commitments of this type, below the rate which the Lender or such other corporation could have achieved but for such introduction, change or compliance by an amount such Lender deems material, the Parent Borrower shall pay to such Lender from time to time as specified by such Lender additional amounts sufficient to compensate such Lender or other corporation for such reduction; provided, however, that to the extent any reduction in the rate of return on such Lender’s capital results both from its obligations hereunder and from developments in its business or financial position not related to this Agreement, such Lender shall, in determining the amount necessary to compensate it under this Section, attempt in good faith to take account of the relative contributions of such obligations hereunder and such other developments or change in its financial position to such reduction.  A certificate of such Lender setting forth in reasonable detail the basis for determining such amounts necessary to compensate such Lender shall be forwarded to the Parent Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.  The applicable Borrower shall pay the Administrative Agent for the account of such Lender the amount shown as due on any such certificate within five Business Days after receipt thereof.”

1.11           Amendment to Section 4.10 (Taxes).

    (a)   Section 4.10.1 is hereby amended in its entirety as follows:

“4.10.1   Payments Free and Clear.  Any and all payments by any Credit Party under any Loan Document or under the Letters of Credit shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholding, and all liabilities with respect thereto, excluding (i) in the case of each Lender and the Administrative Agent, income, franchise or similar taxes imposed on (or measured by) its income imposed by any Governmental Authority, (ii) in the case of each Lender, any withholding taxes payable with respect to payments hereunder or under the other

Loan Documents under Applicable Laws (including, without limitation, any statute, treaty, ruling, determination or regulation) in effect on the Closing Date for such Lender (or such later date on which such Lender becomes a Lender hereunder) or on the date, if any, on which such Lender changes any applicable Lending Office by designating a different applicable Lending Office (other than pursuant to Section 4.10.7), but not excluding any withholding taxes payable solely as a result of (1) any change in such laws occurring after the Closing Date (or such later date on which such Lender becomes a Lender hereunder) or after the date of designation of such new Lending Office, as the case may be, or (2) the addition of any Foreign Subsidiary Borrower pursuant to Section 2.11.1(a), (iii) any branch profits tax imposed by the United States of America or any similar tax imposed by any other jurisdiction, and (iv) any U.S. federal withholding taxes imposed under FATCA (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as “Taxes”).  If any Credit Party shall be required by law to deduct any Taxes from or in respect of any sum payable under any Loan Document or under any Letter of Credit to any Lender or the Administrative Agent, (A) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.10) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the amount such party would have received had no such deductions been made, (B) such Credit Party shall make such deductions, (C) such Credit Party shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with Applicable Law, and (D) such Credit Party shall deliver to the Administrative Agent evidence of such payment to the relevant taxing authority or other authority in the manner provided in Section 4.10.5.  A Credit Party shall not, however, be required to pay any amounts pursuant to clause (A) of the preceding sentence to any Lender or the Administrative Agent not organized under the laws of the United States of America or a state thereof (or the District of Columbia) if such Lender or the Administrative Agent fails to comply with the requirements of Section 4.10.6.  Notwithstanding anything to the contrary in this Section 4.10.1, a Credit Party incorporated in France shall not be required to make any increased payments in respect of any tax deduction on account of tax imposed by France on a payment made to a Lender if such tax deduction is imposed solely because this payment is made to an account opened in the name of or for the benefit of that Lender in a financial institution situated in a Non-Cooperative Jurisdiction.”

(b)           Section 4.10.6(b) is hereby amended by (i) deleting the “and” at the end of Section 4.10.6(b)(ii)(V), (ii) deleting the period at the end of Section 4.10.6(b)(iii) and replacing it with “; and”, and (iii) adding a new Section 4.10.6(b)(iv) as follows:

“(iv)           if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Parent Borrower and the

Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Parent Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Parent Borrower or the Administrative Agent as may be necessary for the Parent Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.”

1.12           Amendment to Section 6.1.6 (Subsidiaries).  Section 6.1.6 is hereby amended by deleting the reference “Closing Date” therein and substituting therefor the reference “First Amendment Effective Date.”

1.13          Amendment to Section 7.1 (Financial Statements).

    (a)   Section 7.1.1(a) is hereby amended by deleting the reference “consolidated statements of operations, comprehensive income, shareholders’ equity and cash flow” therein and substituting therefor the reference “consolidated statements of income, comprehensive income, shareholders’ equity and cash flows.”

    (b)   Section 7.1.1(b) is hereby amended by deleting the reference “consolidated statements of operations, shareholders’ equity” therein and substituting therefor the reference “consolidated statements of income, shareholders’ equity.”

1.14           Amendment to Section 8.1 (Payment of Taxes).  Section 8.1 is hereby amended in its entirety as follows:

“Pay and discharge, and cause each Restricted Subsidiary to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto (other than penalties in the nature of interest), and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the Parent Borrower or any Restricted Subsidiary; provided, however, that neither the Parent Borrower nor any Restricted Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested in good faith and by proper proceedings and against which it is maintaining adequate reserves in accordance with GAAP or (ii) the nonpayment of all such taxes, assessments, charges, levies and claims in the aggregate would not reasonably be expected to have a Material Adverse Effect.”

1.15           Amendment to Section 9.2 (Limitation on Liens).  Clause (a) of Section 9.2 is hereby amended by deleting the reference “Closing Date” therein and substituting therefor the reference “First Amendment Effective Date.”

1.16           Amendment to Schedules.  Schedule 1.1(a), Schedule 1.1(b), Schedule 1.1(d), Schedule 6.1.6 and Schedule 9.2 to the Credit Agreement are hereby amended in their entirety in the forms attached to the First Amendment.

ARTICLE II

ASSIGNMENTS AND ASSUMPTIONS

2.1           Each of the parties hereto acknowledges and agrees that (i) the Exiting Lenders desire to sell and assign their Commitments to the New Lenders and to certain of the Continuing Lenders and to be relieved of their obligations under the Credit Agreement, (ii) certain of the Continuing Lenders desire to purchase and assume portions of the Commitments of the Exiting Lenders and/or increase their existing Commitments and (iii) the New Lenders desire to purchase and assume portions of the Commitments of the Exiting Lenders and/or provide new Commitments and to become parties to the Credit Agreement.  As an administrative convenience and to avoid the necessity that each Lender enter into separate Assignment and Assumptions, the parties hereto acknowledge and agree that effective as of the First Amendment Effective Date, each Exiting Lender shall be deemed to have sold and assigned to the Continuing Lenders and the New Lenders its Commitment and Revolving Credit Loans which are outstanding on the First Amendment Effective Date and the New Lenders making Commitments and the Continuing Lenders increasing their Commitments shall be deemed to have purchased and assumed the Commitments and Revolving Credit Loans of the Exiting Lenders, in each case in amounts such that the Commitments of the Lenders after giving effect thereto shall be as reflected on Schedule 1.1(a) attached hereto.

2.2           Effective on the First Amendment Effective Date, (i) each New Lender shall be deemed to be a party to and a “Lender” under the Credit Agreement and shall be bound by all of the terms and provisions applicable to Lenders under the Credit Agreement, (ii) each New Lender shall deliver to the Administrative Agent cash in an amount equal to such New Lender’s Revolving A Ratable Share and Revolving B Ratable Share, as the case may be, of the aggregate Revolving Credit Loans outstanding on the First Amendment Effective Date, (iii) each Continuing Lender whose Revolving A Ratable Share and Revolving B Ratable Share, as the case may be, will increase as a result of the operation of Section 2.1 shall deliver to the Administrative Agent cash in an amount sufficient to provide for such Continuing Lender to hold its increased Revolving A Ratable Share and Revolving B Ratable Share, as the case may be, of the aggregate Revolving Credit Loans outstanding on the First Amendment Effective Date and (iv) the Administrative Agent shall distribute on the First Amendment Effective Date the cash delivered by the New Lenders pursuant to clause (ii) and by the Continuing Lenders pursuant to clause (iii) to the Exiting Lenders and any Continuing Lender whose Revolving A Ratable Share and Revolving B Ratable Share, as the case may be, decreases as a result of the First Amendment, in each case in amounts sufficient to fully repay the principal amount of Revolving Credit Loans owing to such Exiting Lenders and Continuing Lenders as of the First Amendment Effective Date.

2.3           Upon the Administrative Agent’s receipt of the interest and Facility Fees required to be paid on the First Amendment Effective Date, the Administrative Agent shall distribute to each of the Continuing Lenders and Exiting Lenders their respective Revolving A Ratable Share and Revolving B Ratable Share (prior to giving effect to this First Amendment), as the case may be, of such interest and Facility Fees.

2.4           Each Exiting Lender hereby (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it pursuant to Section 2.1 free and clear of any adverse claim created by such Exiting Lender and that its Commitment, and the outstanding balances of its Revolving Credit Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth on Schedule 2.4 attached hereto, and (ii) except as set forth in clause (i), makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, or the financial condition of the Borrowers or any Subsidiary or the performance or observance by the Borrowers or any Subsidiary of any of its obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto.

2.5           Each New Lender and Continuing Lender whose Commitment will increase as a result of the operation of Section 2.1 (i) represents and warrants that it is legally authorized to enter into this First Amendment and to consummate the transactions contemplated by Section 2.1, (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements referred to in Section 6.1.7 thereof or delivered pursuant to Section 7.1 thereof and such other documents and information as it has deemed appropriate to make it owns credit analysis and decision to enter into this First Amendment and the transactions contemplated by Section 2.1, (iii) will independently and without reliance upon the Administrative Agent, any of the Exiting Lenders or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as delegated to the Administrative Agent, by the terms thereof, together with such powers as are reasonably incidental thereto and (v) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

2.6           The execution and delivery of this First Amendment shall be deemed a several representation by each New Lender and each Continuing Lender as to the matters set forth in Section 2.1.3 of the Credit Agreement.

2.7           Notwithstanding anything to the contrary contained in the Credit Agreement, the parties acknowledge and agree that this Article II shall be deemed to satisfy all requirements set forth in Section 13.8 of the Credit Agreement for the assignment and assumption of the Commitments and related rights and obligations being sold and assigned pursuant hereto, including without limitation, the requirement that a separate Assignment and Assumption be entered into in connection with each such sale and assignment.

2.8           Effective on the First Amendment Effective Date, the participations in the Letters of Credit under the Credit Agreement shall be adjusted to give effect to any change in the

Revolving A Ratable Share and Revolving B Ratable Share, as the case may be, of any Lender as a result of this First Amendment.

2.9           THE PARTIES FURTHER ACKNOWLEDGE AND AGREE THAT THE EXITING LENDERS ARE ENTERING INTO THIS FIRST AMENDMENT SOLELY FOR THE PURPOSES OF THIS ARTICLE II AND SHALL NOT BE DEEMED TO BE BOUND BY ANY TERM OR PROVISION OF THIS FIRST AMENDMENT OTHER THAN THIS ARTICLE II.

ARTICLE III

CONDITIONS OF EFFECTIVENESS

This First Amendment shall become effective as of the date (such date being referred to as the “First Amendment Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(a)           The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this First Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent and the Parent Borrower (which may include facsimile or other electronic image scan transmission of a signed signature page of this First Amendment) that such party has signed a counterpart of this First Amendment.

(b)           The Administrative Agent shall have received a certificate from a Responsible Officer (or such other Person as is reasonably acceptable to the Administrative Agent), in form and substance reasonably satisfactory to the Administrative Agent, to the effect that all representations and warranties of the Parent Borrower contained in the Credit Agreement, this First Amendment and the other Loan Documents are true and correct in all material respects as of the First Amendment Effective Date, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date and except that the representations and warranties contained in subsections (a) and (b) of Section 6.1.7 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.1.1 of the Credit Agreement; that the Parent Borrower is not in violation of any of the covenants contained in the Credit Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this First Amendment, no Default or Event of Default has occurred and is continuing; and that each of the conditions in this Article III has been satisfied or waived (assuming satisfaction of the Administrative Agent where not advised otherwise).

(c)           The Administrative Agent shall have received a certificate of the secretary, assistant secretary or general counsel of each Credit Party (or such other Person as is reasonably acceptable to the Administrative Agent) certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing this First Amendment and certifying that attached thereto is a true, correct and complete copy of (A) the articles of incorporation or comparable organizational documents, if any, of such Credit Party and all amendments thereto, certified as of a recent date (1) in the case of Credit Parties (other than Foreign Subsidiary Borrowers), by the appropriate Governmental Authority in its jurisdiction of incorporation for such Credit Parties and (2) in the case of each Foreign Subsidiary Borrower, by such Foreign Subsidiary Borrower, (B) the bylaws or comparable organizational documents, if any, of such Credit Party as in effect on the date of such certifications, and (C) resolutions duly adopted by the Board of Directors or comparable governing body of such Credit Party authorizing, as applicable, the borrowings contemplated under the Credit Agreement (as modified by this First Amendment) and the execution, delivery and performance of this First Amendment and the other Loan Documents to which it is a party.

(d)           The Administrative Agent shall have received long-form certificates as of a recent date of the good standing or active status, as applicable, of the Credit Parties (other than the Foreign Subsidiary Borrowers) under the laws of their respective jurisdictions of organization and short-form certificates as of a recent date of the good standing of the Parent Borrower under the laws of each other jurisdiction where the Parent Borrower is qualified to do business and where a failure to be so qualified would have a Material Adverse Effect.

(e)           The Administrative Agent shall have received opinions in form and substance reasonably satisfactory to the Administrative Agent of (i) the General Counsel or Assistant General Counsel of the Parent Borrower, (ii) Hunton & Williams LLP, special counsel to the domestic Credit Parties, and (iii) local foreign counsel to the applicable Credit Parties in the jurisdiction of organization of each Foreign Subsidiary Borrower, addressed to the Administrative Agent and the Lenders, all in form and substance reasonably satisfactory to the Administrative Agent.

(f)           Since December 31, 2010, nothing shall have occurred (and neither the Administrative Agent nor the Lenders shall have become aware of any facts or conditions not previously known) which has had a Material Adverse Effect.

(g)           The representations and warranties of the Parent Borrower set forth in Article IV hereto shall be true and correct on and as of the First Amendment Effective Date (except as otherwise set forth in such representations and warranties).

(h)           Except as set forth in the Current SEC Reports, as of the First Amendment Effective Date, there shall be no actions, suits or proceedings pending or, to the knowledge of a Responsible Officer, threatened (i) with respect to the Credit Agreement, this First Amendment or any other Loan Document or (ii) which the Administrative Agent or the Required Lenders shall reasonably determine would have a Material Adverse Effect.

(i)           The Parent Borrower shall have paid (i) all accrued and unpaid fees and interest due under the Credit Agreement and owing to the Exiting Lenders and Continuing Lenders as of the First Amendment Effective Date and (ii) all accrued and unpaid fees or commissions due under the Credit Agreement (including, without limitation, reasonable legal fees and out-of-pocket expenses for which invoices have been presented) to the Administrative Agent and Lenders, and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents.

(j)           The Parent Borrower shall have delivered to the Administrative Agent all documentation and other information requested by the Administrative Agent that is required to satisfy applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA Patriot Act.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent, the Issuing Lenders and the Lenders to enter into this First Amendment, the Parent Borrower hereby represents and warrants to the Administrative Agent and Lenders that:

4.1           Each Credit Party has the requisite power and authority to execute and deliver and to perform its obligations under this First Amendment and, in the case of the Borrowers, to obtain Extensions of Credit under the Credit Agreement as amended by this First Amendment.

4.2           The execution, delivery, and performance by each of the Credit Parties of this First Amendment has been duly authorized by all necessary corporate, limited liability or other business entity action.

4.3           No authorization, consent, approval, license, exemption of, or filing or registration with, or any other action in respect of any Governmental Authority (other than any filings or reports required under the federal securities laws) is or will be necessary for the valid execution, delivery or performance by any Credit Party of this First Amendment.

4.4           This First Amendment has been duly executed and delivered by each Credit Party. This First Amendment constitutes the legal, valid and binding obligation of the Credit Parties enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Debtor Relief Laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

4.5           The  representations and warranties of the Parent Borrower contained in the Credit Agreement, this First Amendment and the other Loan Documents are true and correct in all material respects as of the First Amendment Effective Date, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date and except that the representations and warranties contained in subsections (a) and (b) of Section 6.1.7 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.1.1 of the Credit Agreement.

4.6           Both before and after giving effect to the transactions contemplated by this First Amendment, no Default or Event of Default has occurred and is continuing.

ARTICLE V

ACKNOWLEDGEMENT AND CONFIRMATION OF THE BORROWERS

Each Borrower hereby confirms and agrees that after giving effect to this First Amendment, the Credit Agreement and the other Loan Documents remain in full force and effect and enforceable against each Borrower in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and the amendments contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the Obligations of any Borrower evidenced by or arising under the Credit Agreement and the other Loan Documents, which shall not in any manner be impaired, limited, terminated, waived or released, but shall continue in full force and effect.  The Parent Borrower represents and warrants to the Lenders on behalf of itself and the Subsidiary Borrowers that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Loan Documents, or if any Borrower has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this First Amendment.  This acknowledgement and confirmation by the Parent Borrower is made and delivered to induce the Administrative Agent and the Lenders to enter into this First Amendment, and the Parent Borrower acknowledges that the Administrative Agent and the Lenders would not enter into this First Amendment in the absence of the acknowledgement and confirmation contained herein.

ARTICLE VI

ACKNOWLEDGMENT AND CONSENT OF GUARANTORS

Each of the Guarantors hereby (a) consents to the transactions contemplated by this First Amendment and (b) acknowledges and agrees that the guarantee made by such party contained in the Credit Agreement is, and shall remain, in full force and effect after giving effect to this First Amendment.

ARTICLE VII

MISCELLANEOUS

7.1           Governing Law.  This First Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

7.2           Full Force and Effect.  Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.  As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this First Amendment.  Any reference to the Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Credit Agreement and Loan Documents as amended hereby.  This First Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein.  This First Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

7.3           Expenses.  The Parent Borrower agrees (i) to pay all reasonable and documented fees and expenses of counsel to the Administrative Agent, and (ii) to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this First Amendment and the other Loan Documents delivered in connection herewith.

7.4           Severability.  To the extent any provision of this First Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this First Amendment in any jurisdiction.

7.5           Successors and Assigns.  This First Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

7.6           Construction.  The headings of the various sections and subsections of this First Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

7.7           Counterparts.  This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this First Amendment by telecopy or by electronic mail in a .pdf or similar file shall be effective as delivery of a manually executed counterpart of this First Amendment.  A complete set of counterparts shall be lodged with the Parent Borrower and the Administrative Agent.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PARENT BORROWER AND AS A GUARANTOR:

THE BRINK’S COMPANY, a Virginia corporation

By:	/s/ Jonathan A. Leon
Name:	Jonathan A. Leon
Title:	Treasurer

SUBSIDIARY BORROWERS:

BRINK’S INTERNATIONAL, C.V.

By:	/s/ Jonathan A. Leon
Name:	Jonathan A. Leon
Title:	Treasurer

BRINK’S CANADA LIMITED

By:	/s/ Jonathan A. Leon
Name:	Jonathan A. Leon
Title:	Treasurer

BRINK’S INTERNATIONAL HOLDINGS AG

By:	/s/ Jonathan A. Leon
Name:	Jonathan A. Leon
Title:	Chairman

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

BRINK’S GLOBAL SERVICES, LTD.

By:	/s/ Jonathan A. Leon
Name:	Jonathan A. Leon
Title:	Authorized Representative

BRINK’S FRANCE SAS

By:	/s/ Jonathan A. Leon
Name:	Jonathan A. Leon
Title:	Authorized Representative

BRINK'S LIMITED

By:	/s/ Jonathan A. Leon
Name:	Jonathan A. Leon
Title:	Authorized Representative

BRINK’S LUXEMBOURG S.A.

By:	/s/ Jonathan A. Leon
Name:	Jonathan A. Leon
Title:	Authorized Representative

BRINK’S ASIA PACIFIC LIMITED

By:	/s/ Jonathan A. Leon
Name:	Jonathan A. Leon
Title:	Authorized Representative

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

BRINK’S DUTCH HOLDINGS, B.V.

By:	/s/ Jonathan A. Leon
Name:	Jonathan A. Leon
Title:	Attorney-in-fact

BRINK’S HONG KONG LIMITED

By:	/s/ Jonathan A. Leon
Name:	Jonathan A. Leon
Title:	Authorized Representative

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

GUARANTORS:

PITTSTON SERVICES GROUP INC., a Virginia corporation

By:	/s/ Jonathan A. Leon
Name:	Jonathan A. Leon
Title:	Treasurer

Notice Address:
c/o The Brink’s Company
1801 Bayberry Court
P.O. Box 18100
Richmond, Virginia 23226-8100
Attn: Treasurer
Facsimile: (804) 289-9760

BRINK’S HOLDING COMPANY, a Delaware corporation

By:	/s/ Jonathan A. Leon
Name:	Jonathan A. Leon
Title:	Treasurer

Notice Address:
c/o The Brink’s Company
1801 Bayberry Court
P.O. Box 18100
Richmond, Virginia 23226-8100
Attn: Treasurer
Facsimile: (804) 289-9760

BRINK’S, INCORPORATED, a Delaware corporation

By:	/s/ Jonathan A. Leon
Name:	Jonathan A. Leon
Title:	Treasurer

Notice Address:
c/o The Brink’s Company
1801 Bayberry Court
P.O. Box 18100
Richmond, Virginia 23226-8100
Attn: Treasurer
Facsimile: (804) 289-9760

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

CONTINUING LENDERS AND NEW LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, an Issuing Lender, Swingline Lender, a Continuing Lender and a Revolving A Lender

By:	/s/ Kathleen Reedy
Name:	Kathleen Reedy
Title:	Managing Director

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Syndication Agent, a Continuing Lender and a Revolving A Lender

By:	/s/ Chris Burns
Name:	Chris Burns
Title:	Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Co-Documentation Agent, a Continuing Lender and a Revolving A Lender

By:	/s/ Joanne Nasuti
Name:	Joanne Nasuti
Title:	Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

CIBC INC., as a Co-Documentation Agent, a Continuing Lender and a Revolving B Lender

By:	/s/ Dominic J. Sorresso
Name:	Dominic J. Sorresso
Title:	Executive Director

By:	/s/ Eoin Roche
Name:	Eoin Roche
Title:	Executive Director

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

SOVEREIGN BANK, as a Co-Documentation Agent, a New Lender and a Revolving A Lender

By:	/s/ Carlos A. Calixto
Name:	Carlos A. Calixto
Title:	Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Co- Documentation Agent, a New Lender and a Revolving B Lender

By:	/s/ John M. Eyerman
Name:	John M. Eyerman
Title:	Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

HSBC BANK USA, NATIONAL ASSOCIATION, as a New Lender and a Revolving B Lender

By:	/s/ Reed R. Menefee
Name:	Reed R. Menefee
Title:	Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

MORGAN STANLEY SENIOR FUNDING, INC., as a New Lender and a Revolving B Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

PNC BANK N.A., as a Continuing Lender and a Revolving B Lender

By:	/s/ D. Jermaine Johnson
Name:	D. Jermaine Johnson
Title:	Senior Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

EXITING LENDERS: The following Exiting Lenders are signing solely for purposes of Article II hereof:

JPMORGAN CHASE BANK, N.A., as an Exiting Lender

By:	/s/ Philip A. Mousin
Name:	Philip A. Mousin
Title:	Credit Executive

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

MORGAN STANLEY BANK INTERNATIONAL LIMITED, as an Exiting Lender

By:	/s/ Eric Jenkins
Name:	Eric Jenkins
Title:	Authorized Signatory

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

SOCIETE GENERALE, as an Exiting Lender

By:	/s/ Linda Tam
Name:	Linda Tam
Title:	Director

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

BANCO SANTANDER, S.A., NEW YORK BRANCH, as an Exiting Lender

By:	/s/ Ritz Walz-Cuccioli 1/4/12
Name:	Ritz Walz-Cuccioli
Title:	Executive Director

By:	/s/ Terence Corcoran 1/4/12
Name:	Terence Corcoran
Title:	Senior Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

Schedule 1.1(a)

Commitments

Revolving A Lenders	Revolving A Commitment
Wells Fargo Bank, National Association	$70,000,000
Bank of America, N.A.	$70,000,000
Bank of Tokyo-Mitsubishi UFJ, Ltd.	$55,000,000
Sovereign Bank (Santander Group)	$55,000,000
Total	$250,000,000.00

Revolving B Lenders	Revolving B Commitment
CIBC Inc.	$55,000,000
U.S. Bank, National Association	$55,000,000
HSBC Bank USA, National Association	$40,000,000
Morgan Stanley Senior Funding, Inc.	$40,000,000
PNC Bank N.A.	$40,000,000
Total	$230,000,000.00

Swingline Lender	Swingline Commitment
Wells Fargo Bank, National Association	$50,000,000
Total	$50,000,000

Schedule 1.1(b)

Subsidiary Borrowers

Revolving A Borrowers	Jurisdiction of Domicile	Revolving A Optional Currency (Note: All Revolving A Borrowers can borrow in Dollars, Euros and Sterling)
BRINK’S INTERNATIONAL, C.V.	Netherlands	None
BRINK’S INTERNATIONAL HOLDINGS AG	Switzerland	Swiss Francs
BRINK’S DUTCH HOLDINGS, B.V.	Netherlands	None
BRINK’S LIMITED	United Kingdom	None
BRINK’S GLOBAL SERVICES, LTD.	United Kingdom	None
BRINK’S CANADA LIMITED	Canada	Canadian Dollars
BRINK’S LUXEMBOURG S.A.	Luxembourg	None
BRINK’S FRANCE SAS	France	None
BRINK’S ASIA PACIFIC LIMITED	Hong Kong	Hong Kong Dollars
BRINK’S HONG KONG LIMITED	Hong Kong	Hong Kong Dollars

Revolving B Borrowers	Jurisdiction of Domicile	Revolving B Optional Currency (Note: All Revolving B Borrowers can borrow in Dollars, Euros and Sterling)
BRINK’S INTERNATIONAL, C.V.	Netherlands	None
BRINK’S INTERNATIONAL HOLDINGS AG	Switzerland	Swiss Francs
BRINK’S DUTCH HOLDINGS, B.V.	Netherlands	None
BRINK’S LIMITED	United Kingdom	None
BRINK’S GLOBAL SERVICES, LTD.	United Kingdom	None
BRINK’S CANADA LIMITED	Canada	Canadian Dollars
BRINK’S LUXEMBOURG S.A.	Luxembourg	None

Schedule 1.1(d)

Mandatory Costs Rate

1.
The Mandatory Cost Rate is an addition to the interest rate to compensate Lenders for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.

2.
On the first day of each Interest Period (or as soon as possible thereafter) the Administrative Agent shall calculate, as a percentage rate, a rate (the “Additional Cost Rate”) for each Lender, in accordance with the paragraphs set out below.  The Mandatory Cost Rate will be calculated by the Administrative Agent as a weighted average of the Lenders’ Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the relevant Loan) and will be expressed as a percentage rate per annum.

3.
The Additional Cost Rate for any Lender lending from a Lending Office in a Participating Member State will be the percentage notified by that Lender to the Administrative Agent.  This percentage will be certified by that Lender in its notice to the Administrative Agent to be its reasonable determination of the cost (expressed as a percentage of that Lender’s participation in all Loans made from that Lending Office) of complying with the minimum reserve requirements of the European Central Bank in respect of Loans made from that Lending Office.

4.	The Additional Cost Rate for any Lender lending from a Lending Office in the United Kingdom will be calculated by the Administrative Agent as follows:

(a)	in relation to a Sterling Loan:

AB + C(B - D) + E x 0.01	per cent. per annum
100 - (A + C)

(b)	in relation to a Loan in any currency other than Sterling:

E x 0.01	per cent. per annum.
300

  Where:

A
is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

B
is the percentage rate of interest (excluding the Applicable Percentage, the Mandatory Cost Rate and the additional rate of interest specified in Section 4.1.3, if applicable) payable for the relevant Interest Period on the Loan.

C	is the percentage (if any) of Eligible Liabilities which that Lender is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

D	is the percentage rate per annum payable by the Bank of England to the Administrative Agent on interest bearing Special Deposits.

E
is designed to compensate Lenders for amounts payable under the Fees Rules and is calculated by the Administrative Agent as being the average of the most recent rates of charge supplied by the Reference Banks to the Administrative Agent pursuant to paragraph 7 below and expressed in pounds per £1,000,000.

5.	For the purposes of this Schedule:

(a)	“Reference Banks” means Wells Fargo Bank, National Association or such other comparable banks as may be appointed by the Administrative Agent in consultation with the Parent Borrower.

(b)	“Eligible Liabilities” and “Special Deposits” have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

(c)
“Fees Rules” means the rules on periodic fees contained in the Financial Services Authority Fees Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

(d)
“Fee Tariffs” means the fee tariffs specified in the Fees Rules under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate); and

(e)	“Tariff Base” has the meaning given to it in, and will be calculated in accordance with, the Fees Rules.

6.
In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5 per cent. will be included in the formula as 5 and not as 0.05).  A negative result obtained by subtracting D from B shall be taken as zero.  The resulting figures shall be rounded to four decimal places.

7.
If requested by the Administrative Agent, the Reference Banks shall, as soon as practicable after publication by the Financial Services Authority, supply to the Administrative Agent, the rate of charge payable by that Reference Bank to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by that Reference Bank as being the average of the Fee Tariffs applicable to that Reference Bank for that financial year) and expressed in pounds per £1,000,000 of the Tariff Base of that Reference Bank.

8.
Each Lender shall supply any information required by the Administrative Agent for the purpose of calculating its Additional Cost Rate.  In particular, but without limitation, each Lender shall supply the following information on or prior to the date on which it becomes a Lender:

(a)	the jurisdiction of its Lending Office; and

(b)	any other information that the Administrative Agent may reasonably require for such purpose.

Each Lender shall promptly notify the Administrative Agent of any change to the information provided by it pursuant to this paragraph.

9.
The percentages of each Lender for the purpose of A and C above and the rates of charge of each Reference Bank for the purpose of E above shall be determined by the Administrative Agent based upon the information supplied to it pursuant to paragraphs 7 and 8 above and on the assumption that, unless a Lender notifies the Administrative Agent to the contrary, each Lender’s obligations in relation to cash ratio deposits and Special Deposits are the same as those of a typical bank from its jurisdiction of incorporation with a Lending Office in the same jurisdiction as its Lending Office.

10.
The Administrative Agent shall have no liability to any person if such determination results in an Additional Cost Rate which over or under compensates any Lender and shall be entitled to assume that the information provided by any Lender or Reference Bank pursuant to paragraphs 3, 7 and 8 above is true and correct in all respects.

11.
The Administrative Agent shall distribute the additional amounts received as a result of the Mandatory Cost Rate to the Lenders on the basis of the Additional Cost Rate for each Lender based on the information provided by each Lender and each Reference Bank pursuant to paragraphs 3, 7 and 8 above.

12.
Any determination by the Administrative Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost Rate, an Additional Cost Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all parties hereto.

13.
The Administrative Agent may from time to time, after consultation with the Parent Borrower and the Lenders, determine and notify to all parties any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all such parties.

Schedule 6.1.6

[see attached]

SUBSIDIARIES OF THE BRINK’S COMPANY
AS OF JANUARY 6, 2012

(The subsidiaries listed below are owned 100%, directly or indirectly, by The Brink’s Company unless otherwise noted.)

Jurisdiction
Company	of Incorporation

The Pittston Company	Delaware
Glen Allen Development, Inc.	Delaware
Liberty National Development Company, LLC (32.5%)	Delaware
New Liberty Residential Urban Renewal Company, LLC (17.5%)	New Jersey
Pittston Services Group Inc.	Virginia
Brink’s Holding Company	Delaware
Brink’s, Incorporated (“BI”)	Delaware
Brink’s Delaware, LLC	Delaware
Brink’s Express Company	Illinois
Security Services (Brink’s Jordan) Company Ltd (95%)	Jordan
Servicio Pan Americano de Protección S.A. de C.V. (“Serpaprosa”) (by Trust,
BI is Settlor of Trust) (99.75%)	Mexico
Aeroflash Mensajeria, S.A. de C.V. (99.75%)	Mexico
Inmobiliaria, A.J., S.A. de C.V. (99.75%)	Mexico
Operadora Especializada de Transportes, S.A. de C.V. (99.75%)	Mexico
Procesos Integrales en Distribución y Logística, S.A. de C.V. (99.75%)	Mexico
Productos Panamericanos de Proteccion, S.A. de C.V. (99.75%)	Mexico
Brink’s St. Lucia Ltd. (26%)	St. Lucia
Brink’s Security International, Inc. (“BSI”)	Delaware
Brink’s Brokerage Company, Incorporated	Delaware
Brink’s C.l.S., Inc.	Delaware
Brink’s Global Services International, Inc.	Delaware
Brink’s Global Services KL, Inc.	Delaware
Brink’s Global Services USA, Inc.	Delaware
Brink’s International Management Group, Inc.	Delaware
Brink’s Network, Incorporated	Delaware
Brink’s Vietnam, Incorporated	Delaware
Brink’s Philippines, Inc.	Delaware
Brink’s Ukraine, Inc.	Delaware
Brink’s Argentina S.A.	Argentina
Brink’s Seguridad Corporativa S.A. (95%)	Argentina
Brink’s Asia Pacific Limited	Hong Kong
Brink’s Australia Pty Ltd	Australia
A.C.N. 081 163 108 Pty Ltd	Australia
Brink’s Belgium S.A.	Belgium
Cavalier Insurance Company Ltd.	Bermuda
Brink’s Global Services FZE	Dubai (UAE)
Brink’s EMEA SAS	France
Brink’s Beteiligungsgesellschaft mbH	Germany
Brink’s Transport & Service GmbH	Germany
Brink’s Deutschland Cash Services GmbH	Germany
Brink’s Deutschland GmbH	Germany
Brink’s Sicherheit GmbH	Germany
Brink’s Far East Limited	Hong Kong
Brink’s Arya India Private Limited (78%)	India
Brink’s Ireland Limited	Ireland
Brink’s Security Services Ireland Limited	Ireland
Brink’s Holdings Limited	Israel
Brink’s (Israel) Limited (70%)	Israel
Brink’s Diamond & Jewellery Services (International) (1993) Ltd.	Israel
Brink’s Global Services S.r.L.	Italy
Brink’s Japan Limited	Japan
Brink’s Luxembourg S.A.	Luxembourg
Brink’s Security Luxembourg S.A.	Luxembourg

Jurisdiction
Company	of Incorporation

BK Services S.a.r.l.	Luxembourg
Brink’s Global Services S.A. de C.V.	Mexico
Brink’s International, C.V. (“BICV”, BSI is General Partner)	Netherlands
Brink’s Chile, S.A. (74%, BICV is beneficial owner)	Chile
Organismo Tecnico de Capacitacion Brink’s SpA (74%)	Chile
Brink’s de Colombia S.A. (58%, BICV is beneficial owner)	Colombia
Domesa de Colombia S.A. (59%)	Colombia
Procesos & Canje S.A. (58%)	Colombia
Sistema Integrado Multiple de Pago Electronicos S.A.
(“SIMPLE S.A.”)(14.5%)	Colombia
Brink’s Canada Holdings, B.V. (BICV is beneficial owner)	Netherlands
Brink’s Canada Limited	Canada
Threshold Financial Technologies Inc.	Canada
Brink’s Security Services, B.V.	Netherlands
Centro Americana de Inversiones Balboa, C.A. (BICV is beneficial owner)	Panama
Hermes Transporte Blindados S.A. (36%)	Peru
Brink’s Dutch Holdings, B.V. (BICV is beneficial owner)	Netherlands
Brink’s Hellenic Holdings, B.V. (“BHH”)	Netherlands
Athena Marathon Holdings, B.V. (“AMH”)	Netherlands
Apollo Acropolis Holdings, B.V. (“AAH”)	Netherlands
Brink’s Bolivia S.A.	Bolivia
Hermes Delphi Holdings, B.V, (“HDH”)	Netherlands
Zeus Oedipus Holdings, B.V. (“ZOH”)	Netherlands
Brink’s Hellas Commercial S.A. – Information Technology Services
(“Brink’s Hellas SA”) (14.3% each BHH, AMH, AAH, HDH, ZOH,
Brink’s Dutch Holdings, B.V., Brink’s Canada Holdings, B.V.)	Greece
Brink’s Hermes Cash & Valuable Services S.A.
(“Brink’s Cash & Valuable Services SA”)	Greece
Brink’s Hermes Security Services SA (“Brink’s Security
Services S.A.”)	Greece
Brink’s Hermes Aviation Security Services S.A.
(“Brink’s Aviation Security Services S.A.”) (70%)	Greece
Hellenic Central Station SA - Reception & Processing
Centre of Electronic Signals (“Hellenic Central Station”)
(10%)	Greece
Brink’s C.L. Polska Sp.zo.o	Poland
Brink’s C.L. Hungaria Limited	Hungary
Brink’s RUS Holding B.V. (70%)	Netherlands
Limited Liability Company Brink’s Management (70%)	Russian Federation
Limited Liability Company Brink’s (70%)	Russian Federation
Non Banking Credit Organization BRINKS (Limited Liability	Russian
Company) (70%)	Federation
Servicio Pan Americano de Proteccion C.A. (61%, BICV is beneficial owner)	Venezuela
Aeropanamericano, C.A. (61%)	Venezuela
Aero Sky Panama, S.A. (61%)	Panama
Artes Graficas Avanzadas 98, C.A. (61%)	Venezuela
Blindados de Zulia Occidente, C.A. (61%)	Venezuela
Blindados de Oriente, S.A. (61%)	Venezuela
Blindados Panamericanos, S.A. (61%)	Venezuela
Blindados Centro Occidente, S.A. (61%)	Venezuela
Documentos Mercantiles, S.A. (61%)	Venezuela
Instituto Panamericano, C.A. (61%)	Venezuela
Intergraficas Panama, S.A. (61%)	Panama
Panamericana de Vigilancia, S.A. (61%)	Venezuela
Transportes Expresos, C.A. (61%)	Venezuela
Brink’s Panama S.A.	Panama
Inmobiliaria Brink’s Panama S.A.	Panama
Brink's Poland Security Services Sp.zo.o.	Poland
Brink’s Puerto Rico, Inc.	Puerto Rico

2

Jurisdiction
Company	of Incorporation

Brink’s International Holdings AG	Switzerland
Bolivar Business S.A. (61%)	Panama
Domesa Courier Corporation (61%)	Florida
Panamerican Protective Service Sint Maarten, N.V. (61%)	Sint Maarten
Radio Llamadas Panamá, S.A. (61%)	Panama
Servicio Panamericano de Protección Curacao, N.V. (61%)	Curacao
Domesa Curacao, N.V. (61%)	Curacao
Domesa Servicio Pan Americano de Proteccion
Brink’s Aruba, N.V. (61%)	Aruba
Servicio Panamericano de Vigilancia Curacao, N.V. (61%)	Curacao
Brink’s France SAS	France
Altair Securite	France
Brink’s (Mauritius) Ltd	Mauritius
Brink’s Antilles Guyane S.A.R.L.	Guadeloupe
Brink’s Contrôle Sécurité Réunion S.A.R.L.	St. Denis
Brink’s Évolution S.A.R.L.	France
Est Valeurs SAS	France
Brink’s Formation S.A.R.L.	France
Brink's Guarding Maroc S.A.S.	Morocco
Brink’s Madagascar S.A. (60%)	Madagascar
Brink’s Maroc S.A.	Morocco
Brink’s Qatar L.L.C. (49%)	Qatar
Brink’s Réunion S.A.R.L.	St. Denis
Brink’s Security Services SAS	France
Brink’s Teleservices SAS	France
Cyrasa Servicios de Control SA	Spain
Maartenval NV	Sint Maarten
Protecval S.A.R.L.	France
Security & Risk Management Training Centre Ltd	Mauritius
Brink’s Global Services Antwerp	Belgium
Brink’s Kenya Limited	Kenya
Brink’s Switzerland Ltd.	Switzerland
Brink’s Diamond & Jewelry Services BVBA	Belgium
Transpar – Brink’s ATM Ltda.	Brazil
BGS – Agenciamento de Carga e Despacho Aduaneiro Ltda.	Brazil
Brink’s-Seguranca e Transporte de Valores Ltda.	Brazil
BVA-Brink’s Valores Agregados Ltda.	Brazil
Brink’s Hong Kong Limited	Hong Kong
Brink’s (Shanghai) Finance Equipment Technology Services Co. Ltd.	China
Brink’s Diamond (Shanghai) Company Limited	China
Brink’s Finance Equipment (Shenzhen) Limited	China
Brink’s Jewellery Trading (Shanghai) Company Limited	China
Brink’s Security Transportation (Shanghai) Company Limited	China
Brink’s Global Services Korea Limited – Yunan Hoesa Brink’s Global (80%)	Korea
Brink’s Nederland B.V.	Netherlands
Brink’s Geldverwerking B.V.	Netherlands
Brink’s Houten B.V.	Netherlands
Brink’s Singapore Pte Ltd	Singapore
Brinks (Southern Africa) (Proprietary) Limited	South Africa
Brinks Armoured Security Services (Proprietary) Limited	South Africa
ePago International Inc.	Panama
Brink’s e-Pago Tecnologia Ltda.	Brazil
Corporación ePago de Venezuela, C.A.	Venezuela
e-Pago de Colombia S.A. (75%)	Colombia
Brink’s ePago S.A. de C.V.	Mexico
Brink’s Global Services (BGS) Botswana (Proprietary) Limited	Botswana
ICD Limited (55%)	China
Asia Security Products Limited (55%)	Hong Kong
ICD Americas, Inc. (55%)	Florida
ICD Engineering (Beijing) Co., Ltd. (55%)	China
ICD Systems (Shanghai) Ltd. (55%)	China
ICD Security Solutions (HK) Limited (55%)	Hong Kong

3

Jurisdiction
Company	of Incorporation

ICD Security Solutions (India) Private Ltd. (55%)	India
ICD Security Solutions Pte. Ltd. (55%)	Singapore
Brink’s Macau Limited	Macao
Brink’s Taiwan Security Limited	Taiwan
Brink’s (Thailand) Limited (40%)	Thailand
Brink’s Global Technology Limited	Thailand
Brink’s Guvenlik Hizmetleri Anonim Sirketi	Turkey
Brink’s Europe Limited	U.K.
Brink’s (UK) Limited	U.K.
Brink’s Commercial Services Limited	U.K.
Brink’s Diamond & Jewellery Services Limited	U.K.
Brink’s Limited	U.K.
Brink’s (Scotland) Limited	U.K.
Brinks Limited W.L.L.	Bahrain
Brink’s Security Limited	U.K.
Quarrycast Commercial Limited	U.K.
Brink’s Global Services, Ltd.	U.K.
Tepuy Inmobiliaria VII, C.A.	Venezuela
BAX Holding Company	Virginia
Brink’s Administrative Services Inc.	Delaware
Pittston Minerals Group Inc.	Virginia
Pittston Coal Company	Delaware
Heartland Coal Company	Delaware
Maxxim Rebuild Company, Inc.	Delaware
Pittston Forest Products, Inc.	Virginia
Addington, Inc.	Kentucky
Appalachian Mining, Inc.	West Virginia
Molloy Mining, Inc.	West Virginia
Vandalia Resources, Inc.	West Virginia
Pittston Coal Management Company	Virginia
Pittston Coal Terminal Corporation	Virginia
Pyxis Resources Company	Virginia
HICA Corporation	Kentucky
Holston Mining, Inc.	West Virginia
Motivation Coal Company	Virginia
Paramont Coal Corporation	Delaware
Sheridan-Wyoming Coal Company, Incorporated	Delaware
Thames Development Ltd.	Virginia
Buffalo Mining Company	West Virginia
Clinchfield Coal Company	Virginia
Dante Coal Company	Virginia
Eastern Coal Corporation	West Virginia
Elkay Mining Company	West Virginia
Jewell Ridge Coal Corporation	Virginia
Kentland-Elkhorn Coal Corporation	Kentucky
Meadow River Coal Company	Kentucky
Pittston Coal Group, Inc.	Virginia
Ranger Fuel Corporation	West Virginia
Sea “B” Mining Company	Virginia
Pittston Mineral Ventures Company	Delaware
PMV Gold Company	Delaware
Pittston Mineral Ventures International Ltd.	Delaware
Mineral Ventures of Australia Pty Ltd.	Australia

NOTE:  Subsidiaries that are not majority owned do not constitute “Subsidiaries” for the purposes of this Schedule.  They have been left on the Schedule so as to make the ownership structure clear.

4

Schedule 9.2

Liens Existing on the First Amendment Effective Date

Liens on facilities and equipment of the Parent Borrower and certain of its Restricted Subsidiaries representing Capital Lease Obligations in the aggregate amount of approximately $102,000,000.